UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 12, 2014

DS Services Holdings, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	20-5752672
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

5660 New Northside Drive Atlanta, Georgia	30328
(Address of principal executive offices)	(Zip code)

333-194935

(Commission File Number)

(770) 933-1400

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Background

On December 12, 2014 (the “Closing Date”), DSS Group, Inc. (“DSS Group”), the parent company of DS Services Holdings, Inc., a Delaware corporation (the “Company”), completed its previously announced merger with Delivery Acquisition, Inc. (“Merger Sub”), a Delaware corporation and wholly-owned subsidiary of Cott Corporation, a Canadian corporation (“Cott”). Pursuant to the terms and conditions of the Agreement and Plan of Merger dated as of November 7, 2014 (the “Merger Agreement”) by and among Cott, DSS Group, Merger Sub and Crestview DSW Investors, L.P., as the sellers’ representative, Merger Sub was merged with and into DSS Group (the “Merger”), with DSS Group continuing as the surviving corporation in the Merger. At the effective time of the Merger (the “Effective Time”), DSS Group became a wholly-owned subsidiary of Cott, and the Company thus became a wholly-owned subsidiary of Cott.

The foregoing description of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which was filed as Exhibit 2.1 to Cott Corporation’s Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on November 7, 2014 (File No. 001-31410), and which is incorporated herein by reference.

Item 1.01	Entry into a Material Definitive Agreement

The disclosure provided under Items 2.03 and 3.03 below is incorporated herein by reference.

Item 1.02	Termination of a Material Definitive Agreement

In connection with the Merger, certain of the existing borrowing arrangements of the Company were terminated and all obligations outstanding thereunder were paid off and extinguished. The Company’s Asset-Based Revolving Credit Agreement dated as of August 30, 2013, among DS Waters Enterprises, Inc., Crestview DS Merger Sub II, Inc., the Lenders party thereto, and BMO Harris Bank N.A., the First Lien Credit Agreement dated as of August 30, 2013 among DS Waters Enterprises, Inc., Crestview DS Merger Sub II, Inc., the Lenders party thereto, and Barclays Bank PLC., and related security and guarantee agreements were each terminated effective December 12, 2014. The Company did not incur material early termination penalties resulting from the termination of these arrangements.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

The information set forth under the heading “Background” above is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

Credit Agreement Amendment

On December 12, 2014, DSS Group and its subsidiaries, including the Company, became parties to Cott’s Amended and Restated Credit Agreement, as amended (the “Credit Agreement”), among Cott, Cott Beverages Inc., Cott Beverages Limited, Cliffstar LLC and the other loan parties party thereto, the lenders party thereto (the “Lenders”), and the other parties thereto. As amended through December 12, 2014, the Credit Agreement provides for borrowings of up to $400,000,000 (which, with the accordion feature, if used, would permit Cott to increase the Lenders’ commitments under the Credit Agreement to $450,000,000 if there are lenders who agree to the incremental commitment). The maturity date is the earliest of (i) December 12, 2019, (ii) June 12, 2019, if Cott has not redeemed, repurchased or refinanced Cott’s 6.75% Notes due 2020 by May 28, 2019, or (iii) any earlier date on which the commitments under the Credit Agreement are reduced to zero or otherwise terminated. DS Services of America, Inc., a wholly-owned subsidiary of the Company (“DS Services”), is a borrower under the Credit Agreement; DSS Group and all of its subsidiaries, including the Company, are guarantors under the Credit Agreement.

Certain of the Lenders and other parties to the Credit Agreement Amendment and their affiliates from time to time may provide other lending, commercial banking, underwriting, investment banking, or other advisory services to Cott and its subsidiaries, for which they receive customary compensation.

The description of the Credit Agreement Amendment provided in Item 2.03 of the Form 8-K filed by Cott Corporation on December 15, 2014 (File No. 001-31410) (the “Cott Closing 8-K”) is incorporated herein by reference.

Cott Senior Notes due 2020

The description of the Senior Notes due 2020, the related indenture and registration rights agreement provided in Item 2.03 of the Cott Closing 8-K is incorporated herein by reference.

On December 12, 2014, Cott Beverages Inc. (“CBI”), a wholly owned subsidiary of Cott, issued $625 million aggregate principal amount of 6.75% Senior Notes due 2020 (the “New Notes”). The offering and sale of the New Notes were made pursuant to Rule 144A under the Securities Act, and outside the United States pursuant to Regulation S under the Securities Act. The payment obligations under the New Notes are fully and unconditionally guaranteed on a senior unsecured basis by the Cott and all of its subsidiaries that guarantee indebtedness under the Credit Agreement, including the Company, and by any wholly owned subsidiary that guarantees certain indebtedness of the Company or any of the other guarantors.

The foregoing summary description of the New Notes, the related indenture and registration rights agreement is not complete and is qualified in its entirety by reference to the Indenture and the Registration Rights Agreement, which are attached as Exhibits 4.5 and 4.7, respectively, to this Current Report on Form 8-K and is incorporated herein by reference.

DS Services Notes

On December 2, 2014, after receiving the consent of holders of over 99% of its then outstanding $350,000,000 aggregate principal amount of 10.000% Second-Priority Senior Secured Notes due 2021 (the “DS Services Notes”), DS Services entered into a supplemental indenture (the “Second Supplemental Indenture”), by and among DS Services, Cott, the Company, the other guarantors party thereto and Wilmington Trust, National Association, as trustee (in such capacity, the “DS Services Trustee”) and as collateral agent (in such capacity, the “DS Services Collateral Agent”), to the indenture governing the DS Services Notes, dated as of August 30, 2013 (as supplemented by the Supplemental Indenture, dated as of August 30, 2013, the “DS Services Indenture”), among DS Services, the Company, the guarantors from time to time party thereto, the DS Services Trustee and the DS Services Collateral Agent. The Second Supplemental Indenture became operative on the Closing Date.

On the Closing Date, Cott and certain of its subsidiaries, including CBI, the Company, DS Services, DSS Group and the DS Services Trustee entered into the Third Supplemental Indenture (the “Third Supplemental Indenture”), which provided for (i) the addition of Cott and certain of its subsidiaries, including CBI and DSS Group, as guarantors under the DS Services Indenture and (ii) the agreement of Cott to become a party to the DS Services Indenture, as amended by the Second Supplemental Indenture. The Second Supplemental Indenture, among other things, had the effect of amending and restating the DS Services Indenture (the “Amended and Restated DS Services Indenture”) on the date the Merger was effective and certain other conditions were met to, among other things, (i) exclude the Merger from the definition of “Change of Control,” (ii) modify existing covenants to, among other things, change them from applying to DS Services and certain of its subsidiaries to applying to the Company and certain of its subsidiaries (including DS Services and certain of its subsidiaries), (iii) provide for a restricted notes legend to be placed on all of the DS Services Notes and result in a change in CUSIP number for the DS Services Notes, (iv) reduce certain incurrence leverage ratios with respect to lien covenants and (v) make certain amendments and adjustments to reflect the combined business and to give effect to the Merger. Additionally, the Amended and Restated DS Services Indenture permits for dividends to be paid on the Preferred Shares in accordance with their terms on the date of the consummation of the Merger and for the repurchase, redemption or other acquisition of the Preferred Shares. However, Cott and its restricted subsidiaries may not incur debt the proceeds of which are utilized to redeem Cott’s outstanding preferred shares unless at the time of the incurrence of the debt, and after giving effect to, the redemption of the preferred shares, the total leverage ratio of Cott immediately preceding the date on which such restricted payment is made is no greater than 4.50:1.00 determined on a pro forma basis; provided that Cott and its restricted subsidiaries may not incur debt for 10 days before or after such redemption of the preferred shares where if after giving effect to such incurrence of debt, the total leverage ratio of Cott immediately preceding the date of such incurrence of debt is greater than 4.50:1.00 determined on a pro forma basis.

Pursuant to the Amended and Restated DS Services Indenture, interest is payable on the DS Services Notes on each March 1 and September 1, having commenced on March 1, 2014. On or after September 1, 2017, the DS Services Notes will be subject to redemption at any time and from time to time at the option of DS Services, in whole or in part at the redemption prices (expressed as percentages of principal amount) set forth below plus accrued and unpaid interest and additional interest, if any, thereon to the applicable redemption date, if redeemed during the twelve-month period beginning on September 1 of the years indicated below:

Year	Percentage
2017	105.000%
2018	102.500%
2019 and thereafter	100.000%

In addition, at any time prior to September 1, 2017, DS Services may redeem all or a portion of the DS Services Notes at a redemption price equal to 100% of the principal amount thereof plus a “make-whole” premium, using a discount rate of Treasuries plus 0.5%.

The terms of the Amended and Restated DS Services Indenture, among other things, limit the ability of Cott and its restricted subsidiaries to incur additional debt and issue disqualified or preferred stock; pay dividends or make other restricted payments; make certain investments; create liens; allow restrictions on the ability of certain of its subsidiaries to pay dividends or make other payments to it; sell assets; merge or consolidate with other entities; and enter into transactions with affiliates. The Amended and Restated DS Services Indenture provides for customary events of default which include (subject in certain cases to customary grace and cure periods), among others, nonpayment of principal or interest; breach of other covenants or agreements in the DS Services Notes or the Amended and Restated DS Services Indenture; failure to pay certain other indebtedness; failure to pay certain final judgments; failure of certain guarantees to be enforceable; and certain events of bankruptcy or insolvency.

The foregoing descriptions of the Amended and Restated DS Services Indenture and the Third Supplemental Indenture do not purport to be complete and are qualified in their entirety by reference to the full text of the Amended and Restated DS Services Indenture and the Third Supplemental Indenture, copies of which are attached hereto as Exhibit 4.8 and Exhibit 4.9, respectively, and are incorporated herein by reference.

Existing Cott Notes

In connection with the Merger, on December 12, 2014, DSS Group and certain of its subsidiaries, including the Company and DS Services, entered into a second supplemental indenture to the Indenture dated as of June 24, 2014 (as amended by the Supplemental Indenture, dated as of July 24, 2014, the “Cott Second Supplemental Indenture”), with CBI, certain other parties thereto and Wells Fargo Bank, National Association, as trustee, paying agent, registrar, transfer agent and authenticating agent, to the indenture (the “Cott Existing Indenture”), relating to CBI’s aggregate principal amount of $525,000,000 of 5.375% Senior Notes due 2022 (the “Existing Cott Notes”), pursuant to which DSS Group and certain of its subsidiaries, including the Company and DS Services, were added as guarantors to the Cott Existing Indenture.

The descriptions of the Existing Cott Notes and the Cott Existing Indenture set forth in Item 2.03 of Cott Corporation’s Form 8-K dated June 25, 2014 are incorporated herein by reference.

Amended and Restated Collateral Agreement and Intercreditor Agreement

On December 12, 2014, in connection with the amendments to the DS Services Notes and the Third Supplemental Indenture, Cott, the Company and the other parties thereto entered into an Amended and Restated Collateral Agreement (Second Lien) (the “A&R Collateral Agreement”) and an Amended and Restated Intercreditor Agreement (the “A&R Intercreditor Agreement”). The A&R Collateral Agreement contained, among other changes to the existing collateral agreement: (i) the addition of the U.S. restricted subsidiaries of Cott as grantors, (ii) revisions to conform the scope of real estate to be mortgaged by the U.S. grantors to that which they mortgage in the United States as security for the first-lien obligations, (iii) revisions to the timelines for and requirements regarding delivery of new collateral and perfection of the security interests securing the DS Services Notes, including establishing a timeline for perfecting the liens on the additional security post-closing, and (iv) various revisions to conform to the Credit Agreement and the A&R Intercreditor Agreement. The A&R Intercreditor

Agreement replaced the two intercreditor agreements previously relating to the DS Services Notes and combined Cott’s existing intercreditor agreements into one A&R Intercreditor Agreement. The A&R Intercreditor Agreement provides that, notwithstanding the date, time, manner or order of filing, registration or recordation of any document or instrument (including any financing statement) or grant, attachment or perfection of any liens granted to secure the DS Services Notes, any lien securing the DS Services Notes is junior in priority and subordinate to the liens securing the first lien obligations, including the secured obligations under the credit facility pursuant to the Credit Agreement. The A&R Intercreditor Agreement conforms various definitions related to the first lien obligations to those in the Credit Agreement and related documents and contains additional changes necessary to conform to the changes in the A&R Collateral Agreement and the transition from two intercreditor agreements to one A&R Intercreditor Agreement.

Item 3.03.	Material Modification to Rights of Security Holders.

The information included in Item 3.02 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.01	Changes in Control of Registrant

A change of control of the Company occurred on December 12, 2014 pursuant to the filing of the certificate of merger with the Secretary of State of the State of Delaware, at which time Merger Sub merged with and into DSS Group. As a result of the Merger, DSS Group became a wholly-owned subsidiary of Cott, with Cott owning all of the common stock of DSS Group. The Merger thus resulted in the Company becoming a wholly-owned subsidiary of Cott, effective December 12, 2014.

Item 8.01	Other Events

On December 12, 2014, the Company issued a press release announcing the completion of the Merger. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference into this Item 8.01 as if fully set forth herein.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description of Exhibit

4.1	Indenture dated as of June 24, 2014, governing the 5.375% Senior Notes due 2022, by and among the Issuer, the Company, the guarantors identified therein and Wells Fargo (incorporated by reference to Exhibit 4.1 of the Form 8-K filed by Cott Corporation on June 25, 2014 (File No. 001-31410)).

4.2	Form of 5.375% Senior Note due 2022 (included as Exhibit A to Exhibit 4.1).

4.3	Second Supplemental Indenture, dated as of December 12, 2014, by and among Cott Beverages Inc. and certain of its subsidiaries, including DSS Group, Inc., DS Services of America, Inc., DS Services Holdings, Inc. and Crystal Springs of Alabama, LLC and Wells Fargo Bank, National Association, as Trustee.

4.4	Registration Rights Agreement, dated as of June 24, 2014, among the Issuer, the Company, the guarantors identified therein and the Initial Purchasers named in Schedule 2 thereto (incorporated by reference to Exhibit 4.3 of Cott Corporation’s Form 8-K filed June 25, 2014 (File No. 001-31410)).

4.5	Indenture dated as of December 12, 2014, governing the 6.75% Senior Notes due 2020, by and among Cott Beverages Inc., Cott Corporation, the guarantors identified therein and Wells Fargo Bank, National Association (incorporated by reference to Exhibit 4.3 of the Cott Closing 8-K).

4.6	Form of 6.75% Senior Note due 2020 (included as Exhibit A to Exhibit 4.5).

4.7	Registration Rights Agreement, dated as of December 12, 2014, among Cott Beverages Inc., Cott Corporation, the guarantors identified therein (including the Company) and the Initial Purchasers named in Schedule I to the Purchase Agreement dated December 4, 2014, among Cott Beverages Inc., Cott Corporation, certain of Cott Corporation’s subsidiaries, as guarantors, and Barclays Capital Inc., acting on behalf of itself and as the representative of the several Initial Purchasers named therein (incorporated by reference to Exhibit 4.5 of the Cott Closing 8-K).

4.8	Amended and Restated Indenture, dated as of December 12, 2014, by and among Cott Corporation, DS Services of America, Inc., DS Services Holdings, Inc., the other guarantors party thereto from time to time, and Wilmington Trust, National Association, as Trustee and as Collateral Agent (incorporated by reference to Exhibit 4.6 of the Cott Closing 8-K).

4.9	Third Supplemental Indenture, dated as of December 12, 2014, by and among DS Services of America, Inc., Cott Corporation and certain of its subsidiaries, including Cott Beverages Inc., DSS Group, Inc. and Wilmington Trust, National Association, as Trustee and as Collateral Agent (incorporated by reference to Exhibit 4.7 of the Cott Closing 8-K).

10.1	Credit Agreement dated as of August 17, 2010 among Cott Corporation, Cott Beverages Inc., Cott Beverages Limited, Cliffstar LLC and the other Loan Parties party thereto, the Lenders party thereto, JPMorgan Chase Bank, N.A., London Branch as UK Security Trustee, JPMorgan Chase Bank, N.A., as Administrative Agent and Administrative Collateral Agent, General Electric Capital Corporation, as Co-Collateral Agent and Bank of America, N.A., as Documentation Agent (incorporated by reference to Exhibit 10.1 to Cott Corporation’s Amended Form 10-Q filed June 20, 2011 (File No. 001-31410)).

10.2	Amendment No. 1 to Credit Agreement, dated as of April 19, 2012, by and among Cott Corporation, Cott Beverages Inc., Cliffstar LLC, and Cott Beverages Limited, as Borrowers, the other Loan Parties party thereto, the Lenders party thereto, and JPMorgan Chase Bank, N.A., as Administrative Agent (incorporated by reference to Exhibit 10.2 to Cott Corporation’s Form 10-Q filed May 7, 2012 (File No. 001-31410)).

10.3	Amendment No. 2 to Credit Agreement, dated as of July 19, 2012, by and among Cott Corporation, Cott Beverages Inc., Cliffstar LLC, and Cott Beverages Limited, as Borrowers, the other Loan Parties party thereto, the Lenders party thereto, and JPMorgan Chase Bank, N.A., as Administrative Agent (incorporated by reference to Exhibit 10.1 to Cott Corporation’s Form 10-Q filed November 1, 2012 (File No. 001-31410)).

10.4	Amendment No. 3 to Credit Agreement, dated as of October 22, 2013, by and among Cott Corporation, Cott Beverages Inc., Cliffstar LLC, and Cott Beverages Limited, as Borrowers, the other Loan Parties party thereto, the Lenders party thereto, and JPMorgan Chase Bank, N.A., as Administrative Agent (incorporated by reference to Exhibit 10.22 to Cott Corporation’s Form 10-K dated February 24, 2014 (File No. 001-31410)).

10.5	Amendment No. 4 to Credit Agreement, dated as of May 28, 2014, by and among Cott Corporation, Cott Beverages Inc., Cliffstar LLC, and Cott Beverages Limited, as Borrowers, the other Loan Parties party thereto, the Lenders party thereto, and JPMorgan Chase Bank, N.A., as Administrative Agent (incorporated by reference to Exhibit 10.1 to Cott Corporation’s Form 10-Q filed August 7, 2014 (File No. 001-31410)).

99.1	Press release issued December 12, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DS SERVICES HOLDINGS, INC.

By:	/s/ Marni Morgan Poe
Name:	Marni Morgan Poe
Title:	Vice President, General Counsel and Secretary

Date:	December 18, 2014

Exhibit Index

4.1	Indenture dated as of June 24, 2014, governing the 5.375% Senior Notes due 2022, by and among the Issuer, the Company, the guarantors identified therein and Wells Fargo (incorporated by reference to Exhibit 4.1 of the Form 8-K filed by Cott Corporation on June 25, 2014 (File No. 001-31410)).

4.2	Form of 5.375% Senior Note due 2022 (included as Exhibit A to Exhibit 4.1).

4.3	Second Supplemental Indenture, dated as of December 12, 2014, by and among Cott Beverages Inc. and certain of its subsidiaries, including DSS Group, Inc., DS Services of America, Inc., DS Services Holdings, Inc. and Crystal Springs of Alabama, LLC and Wells Fargo Bank, National Association, as Trustee.

4.4	Registration Rights Agreement, dated as of June 24, 2014, among the Issuer, the Company, the guarantors identified therein and the Initial Purchasers named in Schedule 2 thereto (incorporated by reference to Exhibit 4.3 of Cott Corporation’s Form 8-K filed June 25, 2014 (File No. 001-31410)).

4.5	Indenture dated as of December 12, 2014, governing the 6.75% Senior Notes due 2020, by and among Cott Beverages Inc., Cott Corporation, the guarantors identified therein and Wells Fargo Bank, National Association (incorporated by reference to Exhibit 4.3 of the Cott Closing 8-K).

4.6	Form of 6.75% Senior Note due 2020 (included as Exhibit A to Exhibit 4.5).

4.7	Registration Rights Agreement, dated as of December 12, 2014, among Cott Beverages Inc., Cott Corporation, the guarantors identified therein (including the Company) and the Initial Purchasers named in Schedule I to the Purchase Agreement dated December 4, 2014, among Cott Beverages Inc., Cott Corporation, certain of Cott Corporation’s subsidiaries, as guarantors, and Barclays Capital Inc., acting on behalf of itself and as the representative of the several Initial Purchasers named therein (incorporated by reference to Exhibit 4.5 of the Cott Closing 8-K).

4.8	Amended and Restated Indenture, dated as of December 12, 2014, by and among Cott Corporation, DS Services of America, Inc., DS Services Holdings, Inc., the other guarantors party thereto from time to time, and Wilmington Trust, National Association, as Trustee and as Collateral Agent (incorporated by reference to Exhibit 4.6 of the Cott Closing 8-K).

4.9	Third Supplemental Indenture, dated as of December 12, 2014, by and among DS Services of America, Inc., Cott Corporation and certain of its subsidiaries, including Cott Beverages Inc., DSS Group, Inc. and Wilmington Trust, National Association, as Trustee and as Collateral Agent (incorporated by reference to Exhibit 4.7 of the Cott Closing 8-K).

10.1	Credit Agreement dated as of August 17, 2010 among Cott Corporation, Cott Beverages Inc., Cott Beverages Limited, Cliffstar LLC and the other Loan Parties party thereto, the Lenders party thereto, JPMorgan Chase Bank, N.A., London Branch as UK Security Trustee, JPMorgan Chase Bank, N.A., as Administrative Agent and Administrative Collateral Agent, General Electric Capital Corporation, as Co-Collateral Agent and Bank of America, N.A., as Documentation Agent (incorporated by reference to Exhibit 10.1 to Cott Corporation’s Amended Form 10-Q filed June 20, 2011 (File No. 001-31410)).

10.2	Amendment No. 1 to Credit Agreement, dated as of April 19, 2012, by and among Cott Corporation, Cott Beverages Inc., Cliffstar LLC, and Cott Beverages Limited, as Borrowers, the other Loan Parties party thereto, the Lenders party thereto, and JPMorgan Chase Bank, N.A., as Administrative Agent (incorporated by reference to Exhibit 10.2 to Cott Corporation’s Form 10-Q filed May 7, 2012 (File No. 001-31410)).

10.3	Amendment No. 2 to Credit Agreement, dated as of July 19, 2012, by and among Cott Corporation, Cott Beverages Inc., Cliffstar LLC, and Cott Beverages Limited, as Borrowers, the other Loan Parties party thereto, the Lenders party thereto, and JPMorgan Chase Bank, N.A., as Administrative Agent (incorporated by reference to Exhibit 10.1 to Cott Corporation’s Form 10-Q filed November 1, 2012 (File No. 001-31410)).

10.4	Amendment No. 3 to Credit Agreement, dated as of October 22, 2013, by and among Cott Corporation, Cott Beverages Inc., Cliffstar LLC, and Cott Beverages Limited, as Borrowers, the other Loan Parties party thereto, the Lenders party thereto, and JPMorgan Chase Bank, N.A., as Administrative Agent (incorporated by reference to Exhibit 10.22 to Cott Corporation’s Form 10-K dated February 24, 2014 (File No. 001-31410)).

10.5	Amendment No. 4 to Credit Agreement, dated as of May 28, 2014, by and among Cott Corporation, Cott Beverages Inc., Cliffstar LLC, and Cott Beverages Limited, as Borrowers, the other Loan Parties party thereto, the Lenders party thereto, and JPMorgan Chase Bank, N.A., as Administrative Agent (incorporated by reference to Exhibit 10.1 to Cott Corporation’s Form 10-Q filed August 7, 2014 (File No. 001-31410)).

99.1	Press release issued December 12, 2014.